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Exhibit 10.4

THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

        THIS AMENDMENT, dated as of February 14, 2006, is made by and between NETLIST, INC., a Delaware corporation, and NETLIST TECHNOLOGY TEXAS, L.P., a Texas limited partnership (each a "Borrower" and collectively, the "Borrowers"), on the one hand, and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender"), acting through its WELLS FARGO BUSINESS CREDIT operating division.

RECITALS

        The Borrower and Wells Fargo Business Credit, Inc., a Minnesota corporation ("WFBCI"), are parties to a Credit and Security Agreement, dated as of December 27, 2003, as amended by a First Amendment to Credit and Security Agreement, dated as of June 30, 2004 and a Second Amendment to Credit and Security Agreement, dated as of December 20, 2005 (as so amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

        WFBCI has merged with and into Lender and Lender is the surviving corporation.

        The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

        1.    Defined Terms.    Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

        2.    Amendment to Eligible Accounts.    Clause (x) of the definition of "Eligible Accounts" set forth in Section 1.1 of the Credit Agreement is amended in its entirety as follows:

          (x)    Accounts owed by an Account Debtor (or an Affiliate of such Account Debtor), regardless of whether otherwise eligible, to the extent that the balance of such Accounts exceeds 15% of the aggregate amount of all Accounts (except in the case of Dell Computer Corporation (excluding Dell Computer-Ireland), in which case such percentage shall be 50%, and Kingston Technology, in which case such percentage shall be 25%);

        3.    No Other Changes.    Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

        4.    Conditions Precedent.    This amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

        (a)   The Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditors set forth at the end of this Amendment, duly executed by each Guarantor and Subordinated Creditor.

        (b)   Such other matters as the Lender may require.

        5.    Representations and Warranties.    The Borrower hereby represents and warrants to the Lender as follows:

        (a)   The Borrower has all requisite power and authority to execute this Amendment to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

        (b)   The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

        (c)   All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

        6.    References.    All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

        7.    No Waiver.    The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

        8.    Costs and Expenses.    The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limited the generality of the foregoing, the Borrowers specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

        12.    Miscellaneous.    This Amendment and the Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

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2

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.
By:
Name: Its:
NETLIST, INC.
By:
Name: Its:
NETLIST TECHNOLOGY TEXAS, L.P.
By:
Name: Its:

Third Amendment to Amended and Restated
Credit and Security Agreement

S-1

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

        The undersigned, each a guarantor of the indebtedness of Netlist, Inc. and Netlist Technology Texas L.P. (collectively, the "Borrowers") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a separate guaranty (each, a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirms his obligations to the Lender pursuant to the terms of his/its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his/its Guaranty for all of the Borrowers' present and future indebtedness to the Lender.

CHUN K. HONG, an individual
CHRISTOPHER LOPES, an individual
JAYESH BHAKTA, an individual
NETLIST HOLDINGS GP, INC.
By:
Name: Its:
NETLIST HOLDINGS LP, INC.
By:
Name: Its:

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS

        The undersigned, each a subordinated creditor of Netlist, Inc. and Netlist Technology Texas L.P. (collectively the "Borrowers") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a separate Subordination Agreement each dated as of July 2, 2003 (each, a "Subordination Agreement"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Subordination Agreement; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under its Subordination Agreement.

HEUNGHWA INDUSTRY CO., LTD
By:
Name: Its:

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS

        The undersigned, each a subordinated creditor of Netlist, Inc. and Netlist Technology Texas L.P. (collectively the "Borrowers") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a separate Subordination Agreement each dated as of July 2, 2003 (each, a "Subordination Agreement"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Subordination Agreement; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under its Subordination Agreement.

SERIM PAPER MANUFACTURING CO., LTD
By:
Name: Its:

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THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT
RECITALS
ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS
ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS